UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 21, 2010

XTRA-GOLD RESOURCES CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-139037	91-1956240
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

360 Bay Street, Suite 301, Toronto, Ontario, Canada	M5H 2V6
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(416) 366-4227

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The Registrant files this Form 8-K/A Amendment No. 1 to correctly reflect that 2,500 shares shall vest each month for the options described in Item 5.02, paragraph 2.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Xtra-Gold Resources Corp. (“Xtra-Gold”)–(OTCBB: XTGR) is pleased to announce the appointment of John Ross as it’s new CFO replacing Richard Grayston. Richard Grayston still remains as an independent Director for Xtra-Gold Resources Corp.

As compensation for his services to us, he will receive 90,000 options the terms of which provide the purchase of one share per option at USD $1.15 per share for the term of three years which shall vest 2,500 options each month for thirty-six months.

John Ross has extensive experience in the resource sector, and public markets in both the United States and Canada. He has served as CFO to the following companies:

IAMGOLD Corp. (TSX: IMG; NYSE: IAG)

FNX Mining Company (Recently merged to form QuadraFNX Mining Ltd. TSX: QUX)

Colossus Minerals Inc. (TSX: CSI)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 12, 2010	XTRA-GOLD RESOURCES CORP.
(Registrant)

/s/	Paul Zyla

By:	Paul Zyla,
President